Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Apogee Technology, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report for the year ended December 31, 2008 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Herbert M. Stein
Dated: December 18, 2009
Herbert M. Stein
Chief Executive Officer and President (principal executive officer)

/s/ Paul J. Murphy
Dated: December 18, 2009
Paul J. Murphy
Chief Financial Officer and Vice President of Finance (principal financial officer and principal accounting officer)